THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                                 AUGUST 27, 1998


To our Stockholders:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of The High Yield Plus Fund, Inc. ("Fund") will be held on August 27, 1998 at 10:30 a.m., at the Plaza Building, 751 Broad Street, 21st Floor, Newark, New Jersey 07102 for the following purposes:

     (1)  To elect one director to serve until 2001;

     (2) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending March 31, 1999; and

     (3) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

       Only holders of common stock of record at the close of business on June 12, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                             By order of the Board of Directors,


                                             /s/Arthur Brown
                                             ---------------
                                             ARTHUR J. BROWN
                                             SECRETARY

Dated: June 26, 1998

--------------------------------------------------------------------------------

         YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY CARD PROMPTLY

       STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                         THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 27, 1998


                                  INTRODUCTION

       This Proxy Statement is furnished to the stockholders of The High Yield Plus Fund, Inc. ("Fund") by the Board of Directors of the Fund in connection with the solicitation of stockholder votes by proxy ("Proxies") to be voted at the Annual Meeting of Stockholders ("Meeting") to be held on August 27, 1998 at 10:30 a.m. at the Plaza Building, 751 Broad Street, Newark, New Jersey 07102. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

       If the enclosed form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later dated Proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a Proxy, shares will be voted FOR the election of the nominee for director and FOR the other proposals.

       The close of business on June 12, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date, the Fund had 11,348,544 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy first will be mailed to stockholders on or about July 2, 1998.

       The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying Proxy. Supplementary solicitations may be made, without cost to the Fund, by mail, telephone, telegraph or in person by regular employees of Prudential Investments Fund Management LLC, the Fund's Administrator ("Administrator") or the Administrator's affiliate, Prudential Securities Incorporated ("Prudential Securities"). All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund. The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the shares outstanding is required for a quorum. In the event that a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of Proxies with respect to those items. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those Proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those Proxies required to be voted against any such item against any such adjournment. A stockholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

       Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

       Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding common stock on the record date.


                              ELECTION OF DIRECTORS

                                 PROPOSAL NO. 1

       The Board of Directors is divided into three classes with each class serving for a term of three years and until their successors are elected and qualified. The Class I director, Mr. Dorsey, has a term expiring in 1998. The classification of the Fund's directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the directors at any given time will have prior experience as directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining directors may fill the vacancies so created.

       Accordingly, at the Meeting, one director will be elected to serve until the Fund's 2001 annual meeting of stockholders and until his successor is elected and qualified. It is the intention of the persons named in the enclosed form of Proxy to vote in favor of the election of Mr. Dorsey as nominee for director. The nominee is currently a member of the Board of Directors, and has consented to serve as a director, if elected. The Board of Directors has no reason to believe that the nominee will become unavailable for election as a director, but if that should occur before the Meeting, the Proxies will be voted for such other nominee as the Board of Directors may recommend.

       None of the directors is related to one another. The following tables set forth certain information regarding each of the directors of the Fund. Unless otherwise noted, each of the directors has engaged in the principal occupation listed in the following table for five years or more.



                          INFORMATION REGARDING NOMINEE
                       FOR ELECTION AT 1998 ANNUAL MEETING
                                                                                                                      SHARES OF
                                                                                                                     COMMON STOCK
                          NAME, AGE, BUSINESS EXPERIENCE                                         POSITION              OWNED ON
                DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                             WITH THE FUND        JUNE 12, 1998(a)
                --------------------------------------------------                            ---------------       ----------------

CLASS I (TERM EXPIRING IN 2001, IF ELECTED)


Eugene C. Dorsey (71), Retired  President,  Chief Executive Officer and Trustee,                  Director                 0
    Gannett  Foundation  (now Freedom  Forum);  former  Publisher,  four Gannett
    newspapers  and  Vice   President  of  Gannett  Co.  Inc.;   past  Chairman,
    Independent  Sector,   Washington,   D.C.  (largest  national  coalition  of
    philanthropic  organizations);  Former  Director,  Advisory  Board  of Chase
    Manhattan  Bank of Rochester;  Director,  Global Utility Fund,  Inc.,  First
    Financial Fund, Inc.,  Prudential  Diversified  Bond Fund, Inc.,  Prudential
    Government Income Fund, Inc.,  Prudential High Yield Fund, Inc.,  Prudential
    High Yield Total Return Fund, Inc.,  Prudential  Mortgage Income Fund, Inc.,
    Prudential Municipal Series Fund, Inc., Prudential National Municipals Fund,
    Inc.,  Prudential  Structured  Maturity  Fund,  Inc.;  Trustee,  The  Target
    Portfolio  Trust,  Prudential  Municipal  Bond Fund,  Prudential  Government
    Securities Trust, Prudential California Municipal Fund.


                         INFORMATION REGARDING DIRECTORS
                          WHOSE CURRENT TERMS CONTINUE


                                                                                                                      SHARES OF
                                                                                                                     COMMON STOCK
                          NAME, AGE, BUSINESS EXPERIENCE                                         POSITION              OWNED ON
                DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                             WITH THE FUND        JUNE 12, 1998(a)
                --------------------------------------------------                            ---------------       ----------------

CLASS III (TERM EXPIRING IN 2000)

*Thomas T. Mooney (56), President,  Greater Rochester Metro Chamber of Commerce;           President, Treasurer
    former Rochester City Manager;  Trustee,  Center for Governmental  Research,               and Director               2,797
    Inc., The Target  Portfolio  Trust,  Prudential  Balanced  Fund,  Prudential
    California  Municipal  Fund,   Prudential  Equity  Income  Fund,  Prudential
    Government  Securities  Trust,  Prudential  Index  Series  Fund,  Prudential
    Mid-Cap Value Fund,  Prudential Municipal Bond Fund,  Prudential Real Estate
    Fund,  Prudential  20/20  Focus  Fund;  Director,  Blue Cross of  Rochester,
    Executive Service Corps of Rochester,  Monroe County Industrial  Development
    Corporation,  Monroe County Water Authority,  Northeast  Midwest  Institute,
    Rochester Jobs, Inc., The Business Council of New York State, Global Utility
    Fund,  Inc.,   Prudential   Distressed  Securities  Fund,  Inc.,  Prudential
    Diversified  Bond  Fund,  Inc.,   Prudential  Emerging  Growth  Fund,  Inc.,
    Prudential Equity Fund, Inc., Prudential Global Limited Maturity Fund, Inc.,
    Prudential  Government Income Fund, Inc.,  Prudential High Yield Fund, Inc.,
    Prudential  High Yield Total  Return  Fund,  Inc.,  Prudential  Intermediate
    Global  Income  Fund,  Inc.,  Prudential   International  Bond  Fund,  Inc.,
    Prudential  Jennison  Series Fund,  Inc.,  Prudential  Mortgage Income Fund,
    Inc., Prudential  Multi-Sector Fund, Inc., Prudential Municipal Series Fund,
    Inc., Prudential National Municipals


                                       3

                          NAME, AGE, BUSINESS EXPERIENCE
                DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS
                --------------------------------------------------
CLASS III (TERM EXPIRING IN 2000) (CONTINUED)

    Fund,  Inc.,  Prudential  Small-Cap  Quantum Fund,  Inc.,  Prudential  Small
    Company  Value  Fund,  Inc.,  Prudential  Structured  Maturity  Fund,  Inc.,
    Prudential  Utility Fund, Inc., The Global Total Return Fund, Inc., The High
    Yield Income Fund, Inc.; President,  Treasurer and Director, First Financial
    Fund, Inc.

                                                                                                                      SHARES OF
                                                                                                                     COMMON STOCK
                          NAME, AGE, BUSINESS EXPERIENCE                                         POSITION              OWNED ON
                DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                             WITH THE FUND        JUNE 12, 1998(a)
                --------------------------------------------------                            ---------------       ----------------

CLASS II (TERM EXPIRING IN 1999)



Douglas H.  McCorkindale  (59),  Vice Chairman  (since March 1984) and President                 Director                  0
    (since September 1997), Gannett Co. Inc.  (publishing and media);  Director,
    Continental Airlines,  Inc., Frontier Corporation,  Gannett Co. Inc., Global
    Utility Fund,  Inc.,  First  Financial  Fund,  Inc.,  Prudential  Distressed
    Securities Fund,  Inc.,  Prudential  Emerging Growth Fund, Inc.,  Prudential
    Equity Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential
    Intermediate Global Income Fund, Inc.,  Prudential  International Bond Fund,
    Inc., Prudential Jennison Series Fund, Inc.,  Prudential  Multi-Sector Fund,
    Inc.,  Prudential  Small-Cap  Quantum Fund,  Inc.,  Prudential Small Company
    Value Fund,  Inc.,  Prudential  Utility Fund,  Inc., The Global Total Return
    Fund, Inc.; Trustee,  The Target Portfolio Trust,  Prudential Balanced Fund,
    Prudential  Equity  Income Fund,  Prudential  Index Series Fund,  Prudential
    Mid-Cap  Value Fund,  Prudential  Real Estate Fund,  Prudential  20/20 Focus
    Fund.

-------------

* Indicates "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Mr. Mooney is deemed to be an "interested person" by reason of his service as an officer of the Fund.

(a) For this purpose, "beneficial ownership" is defined in the regulations under Section 13(d) of the Securities Exchange Act of 1934, as amended ("1934 Act"). The information is based on statements furnished by the Administrator and the nominee.

       The directors and officers of the Fund as a group (five persons) owned beneficially less than 1% of the outstanding shares of the Fund as of June 12, 1998. This includes shares shown with respect to the directors in the tables above.

       Under Section 16(a) of the 1934 Act, Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and directors, persons owning more than 10% of the Fund's common stock and certain officers and partners of Wellington Management Company, LLP, the Fund's investment adviser ("Investment Adviser"), are required to report their transactions in the Fund's common stock to the SEC, New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during its fiscal year ended March 31, 1998, all filing requirements applicable to such persons were complied with.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS.

       The Board of Directors met four times during the Fund's fiscal year ended March 31, 1998, and each director during the time he served attended at least 75% of the total number of meetings of the Board and of any committee of which he was a member. The Board of Directors has an Audit Committee currently composed of Messrs. Dorsey, McCorkindale, and Mooney. Mr. Mooney is deemed to be an "interested person" of the Fund because he is an officer of the Fund. The Audit Committee reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met twice during the fiscal year ended March 31, 1998. The Board of Directors does not have a standing nominating or compensation committee.


OFFICERS OF THE FUND.

       The officers of the Fund, other than as shown above who also serve as directors, are:

       Arthur J. Brown (age 49)--Secretary; Partner, Kirkpatrick & Lockhart LLP (law firm). Kirkpatrick & Lockhart LLP serves as counsel to the Fund and to Wellington Management Company, LLP on certain matters.

       Stephanie A. Djinis (age 34)--Assistant Secretary; Partner, Kirkpatrick & Lockhart LLP.

       Mr. Brown has held office since February 3, 1988. Ms. Djinis has held office since February 14, 1990. The officers of the Fund are elected annually by the Board of Directors at its next meeting following the annual meeting of stockholders.


COMPENSATION OF DIRECTORS.

        The table below includes certain information relating to the compensation of the Fund's directors paid by the Fund for the fiscal year ended March 31, 1998 as well as information regarding compensation from the "Fund Complex," as defined below, for the calendar year ended December 31, 1997. No additional compensation is paid to Board members for serving on committees or for attending meetings. Board members are reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Annual Board fees may be reviewed periodically and changed by each Fund's Board.

------------------------------------------------------------------------------------------------------------------------------------
                                                         COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------

                                                                    PENSION OR                                      TOTAL
                                                                    RETIREMENT                                  COMPENSATION
                                                                     BENEFITS                ESTIMATED            FROM THE
                                                                    ACCRUED AS                ANNUAL              FUND AND
                                        AGGREGATE                   PART OF THE              BENEFITS             THE FUND
                                      COMPENSATION                    FUND'S                   UPON             COMPLEX PAID
  NAME OF DIRECTOR                    FROM THE FUND                  EXPENSES               RETIREMENT          TO DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Eugene C. Dorsey+                      $4,250                         N/A                     N/A              $21,000(4)*
------------------------------------------------------------------------------------------------------------------------------------
  Douglas H. McCorkindale                $4,250                         N/A                     N/A              $21,000(4)*
------------------------------------------------------------------------------------------------------------------------------------
  Thomas T. Mooney                       $4,250                         N/A                     N/A              $21,000(4)*
------------------------------------------------------------------------------------------------------------------------------------

* Parenthetical indicates number of Funds (including the Fund) in the Fund Complex, comprised of four investment companies, to which aggregate compensation relates.

+ All compensation from the Fund and Fund Complex for the calendar year ended December 31, 1997 represents deferred compensation. Mr. Dorsey received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of approximately $4,389 and $24,287, respectively.

       Directors must be elected by a vote of the holders of a plurality of the shares present at the Meeting in person or by proxy and entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.
                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                 PROPOSAL NO. 2

       The Board of Directors, including a majority of those directors who are not interested persons (as such term is defined in the 1940 Act) of the Fund or the Investment Adviser ("Independent Directors"), selected Price Waterhouse LLP to continue to serve as the independent accountants for the Fund for the current fiscal year, ending March 31, 1999. As of July 1, 1998 Price Waterhouse LLP will be renamed Price Waterhouse Coopers LLP. Such appointment is now subject to ratification or rejection by stockholders of the Fund. In addition, as required by the 1940 Act, the vote of the Board of Directors is subject to the right of the Fund, by the vote of a majority of its outstanding voting securities, (as such term is defined in the 1940 Act) to terminate such engagement without penalty at any meeting called for the purposes of voting thereon.

       Price  Waterhouse  LLP  currently   serves  as  the  Fund's   independent
accountants, and has audited the Fund's financial statements for the fiscal years ended March 31, 1997 and 1998. Prior thereto, Deloitte & Touche LLP served as the Fund's independent accountants. On February 18, 1997, the Fund's Board of Directors, acting upon the recommendation of its Audit Committee, appointed Price Waterhouse LLP to serve as independent accountants to the Fund, to succeed Deloitte & Touche LLP. These actions were not taken because of any disagreement between the Fund and Deloitte & Touche LLP. The reports of Deloitte & Touche LLP on the Fund's financial statements for the fiscal years ended March 31, 1995 and 1996 did not contain adverse opinions, disclaimers, qualifications or modifications of opinion. Deloitte & Touche LLP did not disagree during such fiscal years or the subsequent interim period prior to its resignation, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on those financial statements. The Fund is not aware of any "reportable events," as that term is used in the federal securities laws, during its fiscal years ended March 31, 1995 and 1996 or the subsequent interim period.

       Price Waterhouse LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. No representative of Price Waterhouse LLP is expected to be present at the Meeting. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered, and will report to the Board of Directors concerning all such services after they have been performed.

       An affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting is required for ratification.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.
                                  OTHER MATTERS
       No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed Proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                       WELLINGTON MANAGEMENT COMPANY, LLP
       Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert M. Doran, Duncan M. McFarland and John R. Ryan. The Investment Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 1998, the Investment Adviser held discretionary investment authority over approximately $194 billion of assets. The Investment Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator. Prudential Investments Fund Management LLC, the Fund's Administrator, is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                              STOCKHOLDER PROPOSALS
       If a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 1999 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 by March 4, 1999. Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposal is subject to limitation under the federal securities laws.


     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES
       Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which Proxies are being solicited and if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of shares.

                                           By Order of the Board of Directors,


                                           /s/Arthur Brown
                                           ARTHUR J. BROWN
                                           SECRETARY

Dated: June 26, 1998

============================================
THE HIGH YIELD PLUS FUND, INC.



                                                             THE HIGH
                                                           YIELD PLUS
                                                         FUND, INC.
                                                  ==============================
Proxy
Statement

                                                          NOTICE OF
                                                          ANNUAL MEETING
                                                          TO BE HELD ON
                                                          AUGUST 27, 1998
                                                          AND
                                                          PROXY STATEMENT

                                     PROXY

                         THE HIGH YIELD PLUS FUND, INC.
                              Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077


          This proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Thomas T. Mooney and Stephanie A. Djinis as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of The High Yield Plus Fund, Inc. (the "Fund") held of record on June 12, 1998 at the Annual Meeting of Stockholders to be held on August 27, 1998, or any adjournment thereof.


--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

---  PLEASE MARK VOTES
 X   AS IN THIS EXAMPLE
---                                  The Board of Directors recommends a vote
-------------------------------       "FOR" the nominee and "FOR" each of the
THE HIGH YIELD PLUS FUND., INC.                following Proposals:
-------------------------------
                                     1. ELECTION OF DIRECTOR      FOR   WITHHELD
                                        Nominee:                  ---     ---
This Proxy, when properly executed,           Eugene C. Dorsey    ---     ---
will be voted in the manner directed
by the undersigned shareholder.  If
no direction is made, this proxy will
be voted FOR Proposals 1, 2 and 3.

                                                            FOR  AGAINST ABSTAIN
                                     2. To ratify the       ---    ---     ---
                                        selection of Price  ---    ---     ---
                                        Waterhouse LLP as
                                        independent public
                                        accountants for the
                                        fiscal year ending
                                        March 31, 1999.



                                                           FOR  AGAINST ABSTAIN
                                     2. To consider and     ---    ---     ---
                                        act upon such       ---    ---     ---
                                        other business as
                                        may properly come
                                        before the meeting
                                        and any adjournments
                                        thereof.




Please be sure to sign  ------------
and date this Proxy.     Date           Mark box at right if an address    ---
------------------------------------    change or comment has been noted
                                        on the reverse side of this card.  ---
---Stockholder sign here------------

---Co-owner sign here---------------    RECORD DATE SHARES: